Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made as of September 15, 1995, among SoftNet Systems, Inc., a New York corporation (the "Company") and R.W.C. Mauran and A.J.R. Oosthuizen (the "Investors").

     The parties to this Agreement are parties to an Agreement dated as of March 24, 1995, as amended (the "Stockholders Agreement") which sets forth certain obligations of the Investors and the entering into of which was a condition to the Company entering into an Agreement and Plan of Reorganization dated as of March 24, 1995, as amended (the "Merger Agreement") with Micrographic Technology Corporation, a California corporation, of which the Investors collectively own 89.1% of the outstanding common stock.

     In connection with the Stockholders Agreement and the Merger Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

     The parties hereto agree as follows:

     1.   PIGGYBACK REGISTRATIONS.

          (a) Right to Piggyback. At any time beginning ninety (90) days from the date hereof, whenever the Company proposes to register any of its shares of Common Stock ("Common Stock") or other securities convertible or exchangeable into or exercisable for Common Stock under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (which will include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price, and the plan of distribution) to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company's notice by the Investors.

          (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration
(i) first, the securities the Company proposes to sell and (ii) second, Common Stock requested to be included in such registration by the holders of any registration rights including holders of Registrable Securities, pro rata among such holders.

          (c) Priority on Secondary Registrations. If a Piggyback Registration includes an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities requested to be included therein by the persons requesting such registration and (ii) second, Common Stock requested to be included in such registration by the holders of any registration rights including holders of Registrable Securities, pro rata among such holders.

          (d) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Agreement, and if the Company is using its best efforts to cause such registration statement to become effective, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-1 in connection with a transaction of the type referred to in Rule 145 of the Securities Act or on Form S-4 or Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration, unless the underwriters managing the registered public offering otherwise agree.

     2.   DEMAND REGISTRATION.

          (a) On or prior to the second anniversary of the consummation of the merger (the "Merger") contemplated under the Merger Agreement, the Company shall cause a registration statement to be filed and become effective under the Securities Act, or an existing registration statement to be amended, for the purpose of registering all of the Registrable Securities which the holders of Registrable Securities request to be registered ("Demand Registration"). If any of the holders of Registrable Securities to be included in the Demand Registration intends to distribute such shares by means of an underwriting, the Company agrees to cooperate with such holder and the underwriter selected by such holder, and if requested, enter into an underwriting agreement in customary form.

     3.   HOLDBACK AGREEMENTS.

          (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Piggyback Registration or Demand Registration (except as part of such underwritten registration or pursuant to registrations on Form S-1 in connection with a transaction of the type referred to in Rule 145 of the Securities Act or on Form S-4 or Form S-8 or any successor form), unless (x) the underwriters managing the registered public offering otherwise agree and (y) the holders of Registrable Securities are released from the restrictions under Section C(1) above, and (ii) to cause each of its Affiliates to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless (x) the underwriters managing the registered public offering otherwise agree and (y) the holders of Registrable Securities are released from the restrictions under Section C(1) above.

     4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have properly requested that any Registrable Securities be registered pursuant to the Piggyback Registration or Demand Registration rights granted by this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (A) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

          (B) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than (i) six months with respect to a Piggyback Registration and (ii) three years from the effective date of the Merger with respect to the Demand Registration, or until such time as all of the securities covered by such registration statement have been sold and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (C) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (D) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction);

          (E) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (F) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, on any automated quotation system in which similar securities issued by the Company are then quoted;

          (G) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (H) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement;

          (I) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (J) on the date the Registrable Securities are delivered to the underwriters, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement becomes effective, furnish a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

          (K) on the date the Registrable Securities are delivered to the underwriters, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement becomes effective, furnish an opinion of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and to the sellers of Registrable Securities; and

          (L) in the event of any underwritten public offering, enter into and perform its obligations under and underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

     5.   REGISTRATION EXPENSES.

          (a)  All Registration Expenses will be borne by the Company.

          (b) In connection with each Piggyback Registration and the Demand Registration, underwriting discounts and commissions shall be borne by such holders.

          (c) To the extent any expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.   INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors and agents, and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder and stated to be specifically for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the reasonably requested number of copies of the same or (ii) any violation or alleged violation by the Company under the Securities Act, the Securities Exchange Act of 1934, as amended, or any state securities law; and the Company will pay as incurred to each holder of Registrable Securities or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors, and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will promptly furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit furnished in writing by such holder and stated to be specifically for use therein; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling person of such indemnified party and will survive the transfer of securities.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     8.   DEFINITIONS.

          (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (b) The terms "register" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          (c) "Registrable Securities" shall mean the shares of Common Stock of the Company held by the Investors as a result of the Merger (the "Merger") contemplated under the Merger Agreement, other securities held by the Investors as a result of the Merger which are convertible or exchangeable into Common Stock (provided that such securities are converted or exchanged into Common Stock prior to the exercise of such Investor's registration rights hereunder) and any shares of Common Stock issuable as a dividend or other distribution with respect to, in exchange for, or in replacement of the foregoing, provided that any shares of Common Stock sold to the public pursuant to a registered public offering under the Securities Act, or pursuant to Rule 144 (or a similar rule) under the Securities Act shall cease to be Registrable Securities from and after the time of such sale.

          (d) "Registration Expenses" shall mean all expenses incident to the registration of Registrable Securities pursuant to this Agreement including, without limitation, all registration and filing fees, printers and accounting fees and fees and disbursements of counsel for the Company, reasonable fees and disbursements of counsel for the sellers of Registrable Securities, all fees and expenses in connection with complying with securities or blue sky laws, including the expenses required by or incident to such performance or compliance, but excluding any underwriting discounts and commissions and applicable transfer taxes on the Registrable Securities and the fees and disbursements of counsel for the sellers of Registrable Securities in excess of a reasonable amount, which shall be borne pro rata by the sellers of Registrable Securities.

          (e) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as from time to time in effect.

     9.   MISCELLANEOUS

          (a) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (b) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (c) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (d) Governing Law. The corporate law of New York will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Illinois.

          (e) Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each Investor at the address indicated below his respective signature and to the Company at the address indicated below:

          SoftNet Systems, Inc.
          717 Forest Avenue
          Lake Forest, Illinois  60045

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (f) Assignment. The rights to cause the Company to register the Registrable Securities may be assigned by the Investors to permitted transferees or assignees of the Registrable Securities; provided, however, that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

          (g) Subsequent Registration Rights. Without the prior written consent of each of the Investors, the Company may not grant registration rights with priority in any respects to the registration rights provided under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                SoftNet Systems, Inc.


                                By /s/ John Jellinek
                                   John I. Jellinek,
                                   President



                                /s/ R.C.W. Mauran
                                R.C.W. Mauran
                                47 Eaton Place, Flat A
                                London, England



                                /s/ Adrian J.R. Oosthuizen
                                A.J.R. Oosthuizen
                                13800 Saratoga Avenue
                                Saratoga, California